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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-01494
-----------------------------------------------------------------

                      GENERAL ELECTRIC S&S PROGRAM MUTUAL FUND
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  12/31/04
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.



S&S FUNDS

Program Mutual Fund
Income Fund




Annual Report
December 31, 2004




[GE logo omitted]

Contents


MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

   PROGRAM MUTUAL FUND ...............................................  1

   INCOME FUND .......................................................  8

NOTES TO PERFORMANCE ................................................. 24

NOTES TO SCHEDULES OF INVESTMENTS .................................... 25

FINANCIAL STATEMENTS

   Financial Highlights .............................................. 26

   Statements of Assets and Liabilities .............................. 28

   Statements of Operations .......................................... 29

   Statements of Changes in Net Assets ............................... 30

   Notes to Financial Statements ..................................... 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .............. 37

TAX INFORMATION ...................................................... 38

ADDITIONAL INFORMATION ..............................;................ 39

INVESTMENT TEAM .......................................................42

GE S&S Program Mutual Fund

Q&A

DAVID CARLSON IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT WITH GE ASSET MANAGEMENT RESPONSIBLE FOR MANAGING THE OVERALL U.S. EQUITY INVESTMENTS. HE JOINED GE IN 1980 AS PART OF THE GE FINANCIAL MANAGEMENT PROGRAM. DAVE IS A TRUSTEE OF THE GE PENSION TRUST, GE CANADA PENSION TRUST AND GE'S EMPLOYEE SAVINGS PLAN AS WELL AS CHAIRMAN OF GEAM'S ASSET ALLOCATION COMMITTEE. HE IS ALSO A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A BS IN FINANCE.


Q. HOW DID THE S&S PROGRAM MUTUAL FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve-month period ended December 31, 2004, the S&S Program Mutual Fund posted an increase of 8.50%. The S&P 500 benchmark advanced 10.88% and the Fund's Lipper peer group of 1,852 Large Cap Core funds returned an average of 7.78% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. The primary sectors that detracted from performance included Financials and Information Technology. A slight sector overweight and sluggish stock selection in the Financials and Information Technology sectors explain relative underperformance.

Q. WHICH STOCKS HAVE PERFORMED WELL OVER THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. Energy stocks helped performance the most over the period. Oil prices remained elevated relative to expectations over the period and earnings estimates rose for many energy companies. Oil and gas companies such as Burlington Resources (+59%), ConocoPhillips (+36%), Exxon Mobil (+28%), EnCana Corp (+46%), BP PLC (+21%), and Devon Energy (+37%) all helped performance. Energy equipment & services stocks advanced almost 26% over the period and our holdings in Schlumberger (+24%), Nabors (+24%), and Baker Hughes (+34%) helped performance as well.

GE S&S Program Mutual Fund

Q&A


Q. WHICH STOCKS HAVE NOT PERFORMED WELL OVER THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. Financials, Information Technology, and Utilities were the main drivers to underperformance for the year. In Financials, our overweight position sector and stock selection hurt performance. Fannie Mae (-2%) was under pressure all year due to alleged accounting irregularities related to derivative accounting. Marsh & McLennan (-30%) and AIG (-.5%) declined over an investigation concerning bid rigging in the insurance brokerage businesses of these large insurance companies. State Street (-4%), a core holding, declined over lackluster earnings while many of its peers posted better than anticipated results. Citigroup (+3%), another core holding, also lagged peers in its group as issues with its trust business in Japan fueled negative headlines for the company. In addition, rising interest rates muted investors appetite for the group as the year progressed.

     Information Technology had a lackluster year posting only a 2.6% advance, just ahead of the worst performing sector Healthcare with an advance of 1.9%. Investors struggled all year with this group as capital spending lagged expectations. The smaller technology companies garnered most of the price appreciation over the year. Our holdings in software including Intuit (-17%) and BMC Software (-.3%) struggled versus peers such as Autodesk (+210%), Adobe (+61%), and Symantec (+50%), which we did not own in the portfolio. Communications equipment also hurt performance as our only holding, Cisco (-20%), underperformed its smaller peers such as Lucent (+33%) and Avaya (+33%).

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Over the past year, many of the stocks that helped fuel gains in the market were on average smaller in market capitalization, had higher expected growth rates, and were more expensive in terms of price to earnings ratio. Companies losing money posted some of the best returns over the period. This trend was evident starting in the second quarter of 2003 as the market began to rally after the Iraq War was declared over. Interestingly, investor's penchant for investing in these stocks created a "quality" schism in the market. This trend was challenging in 2003 and persisted into 2004. We remain focused on the higher quality, larger capitalization stocks when investing for this strategy.

GE S&S Program Mutual Fund

                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JULY 1, 2004 - DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT                ACCOUNT VALUE                 EXPENSES
                                 THE BEGINNING OF                AT THE END OF                PAID DURING
                                  THE PERIOD ($)                 THE PERIOD ($)             THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                      1,062.72                       0.60
------------------------------------------------------------------------------------------------------------------------------------

Hypothetical 5% Return
   (2.5% for the period)             1,000.00                      1,024.23                       0.61
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.12% (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).

**   ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 6.27%.

GE S&S Program Mutual Fund

CHANGE IN VALUE OF A $10,000 INVESTMENT

[Line chart omitted--plot points are as follows:]

             GE S&S Program Mutual Fund          S & P 500 Index
12/94                  10,000                        10,000
12/95                  13,677                        13,749
12/96                  16,829                        16,927
12/97                  22,396                        22,563
12/98                  27,721                        29,038
12/99                  33,193                        35,155
12/00                  33,214                        31,927
12/01                  30,313                        28,124
12/02                  24,582                        21,908
12/03                  30,424                        28,202
12/04                  33,011                        31,270


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                       ONE            FIVE             TEN
                      YEAR            YEAR            YEAR
--------------------------------------------------------------------------------

GE S&S Program
   Mutual Fund        8.50%           (0.11%)         12.68%

S&P 500 Index        10.88%           (2.31%)         12.08%


                               INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of U.S.
                                   companies.

--------------------------------------------------------------------------------
                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/04
                            LARGE CAP CORE PEER GROUP

                                                       ONE     FIVE      TEN
                                                       YEAR    YEAR      YEAR

  Fund's rank in peer group: .....................      821      181       35

  Number of Funds in peer group: .................    1,852    1,212      442

  Peer group average annual total return: ........     7.78%   (3.45%)   9.98%

  Lipper categories in peer group: ...............    LARGE CAP CORE

  * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


            TOP TEN HOLDINGS
         AS OF DECEMBER 31, 2004
         AS A % OF MARKET VALUE
------------------------------------------
Exxon Mobil Corp.                3.79%
------------------------------------------
Citigroup Inc.                   3.66%
------------------------------------------
Pfizer Inc.                      3.30%
------------------------------------------
Microsoft Corp.                  3.15%
------------------------------------------
American International
Group Inc.                       2.62%
------------------------------------------
Bank of America Corp.            2.44%
------------------------------------------
Johnson & Johnson                2.31%
------------------------------------------
PepsiCo Inc.                     2.29%
------------------------------------------
First Data Corp.                 2.20%
------------------------------------------
Abbott Laboratories              2.19%
------------------------------------------

SEE NOTES TO PERFORMANCE ON PAGE 24 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

GE S&S PROGRAM MUTUAL FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004

                           GE S&S PROGRAM MUTUAL FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $4,177,024 AS OF DECEMBER 31, 2004.

[Pie chart omitted--plot points are as follows:]

Financials                                    21.2%
Information Technology                        15.8%
Health Care                                   12.9%
Consumer Discretionary                        12.5%
Consumer Staples                               9.8%
Industrials                                    9.5%
Energy                                         7.5%
Materials                                      3.4%
Telecommunication Services                     3.2%
Utilities                                      2.4%
Short-Term Investments                         1.8%


                                NUMBER
                             OF SHARES      VALUE

COMMON STOCK -- 98.8%+
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 12.5%

Carnival Corp. .............   752,098 $    43,343
Comcast Corp. (Class A) ....    75,045       2,497 (a)
Comcast Corp. (Class A)
   (Special) ............... 2,140,306      70,288 (a,j)
eBay Inc. ..................    80,230       9,329 (a)
Family Dollar Stores Inc. ..   369,174      11,529 (j)
Harley-Davidson Inc. .......    76,589       4,653
Home Depot Inc. ............   910,798      38,927
Liberty Media Corp.
   (Series A) .............. 7,247,052      79,573 (a)
Liberty Media International Inc.
   (Series A) ..............   355,444      16,432 (a,j)
Lowe's Cos. Inc. ...........   614,719      35,402
News Corp. (Class A) .......   689,998      12,875
Omnicom Group ..............   291,524      24,581
Target Corp. ............... 1,285,122      66,736
Time Warner Inc. ........... 1,641,506      31,911 (a)
Tribune Co. ................   413,999      17,446
Viacom Inc. (Class B) ...... 1,512,821      55,052
                                           520,574

                                NUMBER
                             OF SHARES      VALUE

CONSUMER STAPLES -- 9.8%

Altria Group Inc. ..........    56,284 $     3,439
Anheuser-Busch Cos. Inc. ...   489,899      24,853
Avon Products Inc. .........    93,627       3,623
Clorox Co. .................   868,708      51,193
Colgate-Palmolive Co. ......   869,398      44,478
HJ Heinz Co. ...............   230,347       8,981
Kellogg Co. ................   508,334      22,702
Kimberly-Clark Corp. .......   717,598      47,225
PepsiCo Inc. ............... 1,833,326      95,700
Procter & Gamble Co. .......   639,286      35,212
Sara Lee Corp. .............   931,498      22,486
Wal-Mart Stores Inc. .......   903,484      47,722
                                           407,614

ENERGY -- 7.6%

Burlington Resources Inc. .. 1,070,670      46,574
ConocoPhillips Co. .........   227,699      19,771
EnCana Corp. ...............   313,949      17,914
Exxon Mobil Corp. .......... 3,086,431     158,210
Nabors Industries Ltd. .....   312,638      16,035 (a)
Occidental Petroleum Corp. .    80,149       4,677
Schlumberger Ltd. ..........   780,595      52,261
                                           315,442

FINANCIALS -- 21.3%

AFLAC Inc. .................   236,949       9,440
Allstate Corp. .............   830,758      42,967
American Express Co. .......   245,161      13,820
American International
   Group Inc. .............. 1,665,518     109,375
Bank of America Corp. ...... 2,168,664     101,905
Berkshire Hathaway Inc.
   (Class B) ...............     7,010      20,581 (a)
Chubb Corp. ................   153,870      11,833
Citigroup Inc. ............. 3,176,890     153,063
Federal Home Loan
   Mortgage Corp. ..........   220,479      16,249
Federal National Mortgage
   Assoc. .................. 1,101,099      78,409
Hartford Financial Services
   Group Inc. ..............   186,299      12,912 (j)
HCC Insurance Holdings Inc.    188,034       6,228 (j)
JP Morgan Chase & Co. ......   716,977      27,969
Marsh & McLennan Cos. Inc. .   138,008       4,540
MBNA Corp. .................   600,298      16,922


---------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S PROGRAM MUTUAL FUND
Schedule of Investments

(dollars in thousands)-- December 31, 2004

                                NUMBER
                             OF SHARES      VALUE

Mellon Financial Corp. .....   946,678 $    29,451
Merrill Lynch & Co. Inc. ...   313,949      18,765
Morgan Stanley .............   758,998      42,140
Principal Financial Group ..   438,241      17,942
Prudential Financial Inc. ..   258,749      14,221
SLM Corp. ..................   104,752       5,593
State Street Corp. ......... 1,582,858      77,750 (e)
US Bancorp .................   365,664      11,453
Wachovia Corp. .............   376,118      19,784
Wells Fargo & Co. ..........   367,424      22,835
                                           886,147

HEALTHCARE -- 13.0%

Abbott Laboratories ........ 1,965,322      91,682
Amgen Inc. .................   209,069      13,412 (a)
Cardinal Health Inc. .......   203,549      11,836 (j)
DENTSPLY International Inc.     76,940       4,324
GlaxoSmithKline PLC. ADR ...   500,308      23,710
HCA Inc. ...................   362,249      14,475
Johnson & Johnson .......... 1,522,895      96,582
Lincare Holdings Inc. ......   707,248      30,164 (a)
Medtronic Inc. .............   125,415       6,229
Merck & Co. Inc. ...........   381,829      12,272
Pfizer Inc. ................ 5,121,788     137,725
Smith & Nephew PLC. ADR ....    62,537       3,237
UnitedHealth Group Inc. ....   368,597      32,448
Wyeth ...................... 1,431,195      60,955
                                           539,051

INDUSTRIALS -- 9.6%

Burlington Northern
   Santa Fe Corp. ..........   451,949      21,382
Corinthian Colleges Inc. ...   171,977       3,241 (a,j)
Danaher Corp. ..............   444,083      25,495 (j)
Deere & Co. ................   420,899      31,315
Dover Corp. ................   986,698      41,382
Eaton Corp. ................   277,379      20,071
Emerson Electric Co. .......   125,075       8,768
General Dynamics Corp. .....   156,975      16,420
Northrop Grumman Corp. .....   612,373      33,289
Paccar Inc. ................   100,740       8,108 (j)
Pitney Bowes Inc. ..........    67,228       3,111
Southwest Airlines Co. .....   793,498      12,918
3M Co. .....................   314,156      25,783
Tyco International Ltd. .... 1,668,199      59,621

                                NUMBER
                             OF SHARES      VALUE

Union Pacific Corp. ........   165,600 $    11,137
United Technologies Corp. ..   529,988      54,774
Waste Management Inc. ......   714,148      21,382
 ...........................               398,197

INFORMATION TECHNOLOGY -- 15.9%

Analog Devices Inc. ........   822,133      30,353
Applied Materials Inc. ..... 1,021,197      17,462 (a)
Automatic Data Processing Inc.             544,823 24,163
BMC Software Inc. ..........   406,492       7,561 (a)
Certegy Inc. ...............   420,899      14,955 (j)
Checkfree Corp. ............   128,808       4,905 (a)
Cisco Systems Inc. ......... 2,585,217      49,895 (a)
Dell Inc. .................. 1,063,287      44,807 (a)
EMC Corp. ..................   743,956      11,063 (a)
First Data Corp. ........... 2,164,732      92,088
Intel Corp. ................ 1,925,716      45,042
International Business
   Machines Corp. ..........   616,375      60,762
Intuit Inc. ................   600,299      26,419 (a)
Microsoft Corp. ............ 4,930,038     131,681
Molex Inc. (Class A) ....... 1,102,065      29,370 (j)
Oracle Corp. ............... 3,466,758      47,564 (a)
Paychex Inc. ...............   109,440       3,730
Unisys Corp. ............... 1,052,454      10,714 (a)
Yahoo! Inc. ................   237,642       8,954 (a)
                                           661,488

MATERIALS -- 3.4%

Alcoa Inc. .................   470,510      14,783
Barrick Gold Corp. .........   458,849      11,113 (j)
Freeport-McMoRan Copper &
   Gold Inc. (Class B) .....   327,749      12,530 (j)
Monsanto Co. ...............   196,649      10,924
Neenah Paper Inc. ..........     3,949         129 (a)
Newmont Mining Corp. .......   517,223      22,970
Praxair Inc. ...............   676,543      29,869
Rohm & Haas Co. ............   327,749      14,496
Weyerhaeuser Co. ...........   344,999      23,191
                                           140,005
TELECOMMUNICATION SERVICES -- 3.2%

Sprint Corp. ...............   937,708      23,302
Verizon Communications Inc.    689,998      27,952
Vodafone Group PLC. ADR .... 2,996,041      82,032 (j)
 ...........................               133,286

---------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S PROGRAM MUTUAL FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004


                                NUMBER
                             OF SHARES      VALUE

UTILITIES -- 2.5%

Dominion Resources Inc. ....   500,249 $    33,887
Entergy Corp. ..............   402,959      27,236
Exelon Corp. ...............   241,499      10,643
PG&E Corp. .................   727,948      24,226 (a)
PPL Corp. ..................   104,543       5,570
                                           101,562

TOTAL INVESTMENTS IN SECURITIES
   (COST $3,555,019) .......             4,103,366

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.8%
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.3%

State Street Bank and Trust Co.
   1.32% dated 12/31/04, to be
   repurchased at $52,973 on
   01/03/05 collateralized by
   $54,030 U.S. Treasuries,
   1.50%-7.50%, maturing
   07/31/05-11/15/16
    (COST $52,967) .........   $52,967      52,967 (e)

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

State Street Navigator Securities
   Lending Prime Portfolio .. 20,690,670      20,691 (e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $73,658) ...........                 73,658

TOTAL INVESTMENTS
   (COST $3,628,677) ........              4,177,024

LIABILITIES IN EXCESS OF OTHER
   ASSETS, (0.6)% ...........                (22,881)
                                        ============


NET ASSETS-- 100.0% .........             $4,154,143
                                        ============


---------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

+ Percentages are based on net assets as of December 31, 2004.

GE S&S Income Fund

Q&A

ROBERT MACDOUGALL IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE OVERSEES A PORTION OF THE FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT AND LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE S&S INCOME FUND, WHICH INCLUDES PAUL M. COLONNA, MARK DELANEY, AND WILLIAM HEALEY.* MR. MACDOUGALL JOINED GEAM IN 1986 AS VICE PRESIDENT. HE BECAME A SENIOR VICE PRESIDENT IN 1993 AND EXECUTIVE VICE PRESIDENT IN 1997. PRIOR TO JOINING GEAM, BOB HELD A VARIETY OF FINANCIAL MANAGEMENT POSITIONS WITHIN GE'S CORPORATE TREASURY AND FINANCIAL PLANNING DEPARTMENTS. BOB RECEIVED BOTH HIS MASTERS AND BACHELORS IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

WILLIAM HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 1996. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

MARK DELANEY IS A VICE PRESIDENT FOR GEASSET MANAGEMENT. HE HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. DELANEY WAS THE ASSISTANT INVESTMENT OFFICER FOR FIXED INCOME AT PERS OF OHIO. MARK ALSO WAS A SENIOR FIXED INCOME PORTFOLIO MANAGER WITH CRITERION INVESTMENT MANAGEMENT COMPANY AND SMITH GRAHAM AND CO.

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

                                [PHOTO OMITTED]

PICTURED  BY ROW FROM LEFT TO RIGHT:
ROBERT MACDOUGALL, WILLIAM HEALEY,
MARK DELANEY AND PAUL M. COLONNA.

*AS OF JANUARY 29, 2005, PAUL M. COLONNA ASSUMED RESPONSIBILITY AS LEAD
 PORTFOLIO MANAGER FOR THE FUND.

                                                                             Q&A

Q. HOW DID THE GE S&S INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2004?

A. For the twelve-month period ended December 31, 2004, the GE S&S Income Fund posted a total return of 4.12%, compared to a total return of 4.34% for the Lehman Brothers Aggregate Bond Index, the Fund's benchmark. The average return for the Fund's Lipper peer group of 461 Intermediate Investment Grade Debt funds for the same period was 3.84%.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE TWELVE-MONTH PERIOD ENDING DECEMBER 31, 2004.

A. Twelve months after lowering the federal funds target to a 45-year low of 1%, the Federal Open Market Committee began it's self-described "measured pace" of removing accommodative policy in June 2004. By year-end, the Fed had hiked its fed funds target 25 basis points in each of its five meetings from June through December to 2.25%. The Fed's action helped to flatten the yield curve by pushing short to intermediate treasury rates up dramatically. The 2-year Treasury note yield finished the year at 3.07%, up 125 basis points, while the 5-year note ended 2004 yielding 3.61%, up 36 basis points. Longer rates, however, moved in the opposite direction reflecting moderate inflation expectations and generally disappointing employment growth. Ten and 30-year Treasury yields fell 3 and 25 basis points, respectively to finish at 4.22% and 4.83%. While strong foreign investor demand supported Treasury bond prices, a declining US dollar tended to have a negative impact.

    Within the broader fixed income asset classes, corporate securities performed best led by utility and sovereign issuers. Performance by credit quality mirrored 2003 with lower rated issuers outperforming in general. Securitized assets also performed well versus duration-matched treasuries behind solid fundamentals and low volatility.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Fund performance was negatively impacted by duration positioning in the third quarter. Underperformance of select mortgage-backed securities in the fourth quarter also detracted from the Fund's total return. Strong relative performance in BBB-rated securities and a tactical currency trade out of U.S. dollars into Yen and Euros contributed positively to the Fund's performance.

Q.  DID THE FUND'S SECURITY/SECTOR WEIGHTINGS CHANGE DURING THE LAST QUARTER?

A. The Fund's duration was shortened to below that of the benchmark during the fourth quarter. The exposure in corporate securities was increased to a near benchmark weighting. Within the corporate sector, lower rated security positions were reduced and replaced with higher quality issues. The position in residential mortgage-backed securities moved from underweight to overweight relative to the benchmark. The weighting in commercial mortgage-backed securities was also increased. The increase to these sector weightings was offset by a reduction in the weighting of U.S. Treasury securities.

GE S&S Income Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2004.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2004 - DECEMBER 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT                ACCOUNT VALUE                 EXPENSES
                                 THE BEGINNING OF                AT THE END OF                PAID DURING
                                  THE PERIOD ($)                 THE PERIOD ($)             THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                      1,038.35                       0.67
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
    (2.5% for the period)            1,000.00                      1,024.19                       0.66
------------------------------------------------------------------------------------------------------------------------------------

  *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.13%,
   (FROM PERIOD JULY 1, 2004 - DECEMBER 31, 2004), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE SIX-MONTH PERIOD).

 **ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2004 WAS 3.84%.

GE S&S Income Fund

                     CHANGE IN VALUE OF A $10,000 INVESTMENT

[Line chart omitted--plot points are as follows:]

                      GE S&S Income Fund                          LB Aggregate
12/94                       10,000                                   10,000
12/95                       11,833                                   11,847
12/96                       12,334                                   12,278
12/97                       13,510                                   13,463
12/98                       14,657                                   14,632
12/99                       14,522                                   14,512
12/00                       16,132                                   16,199
12/01                       17,465                                   17,567
12/02                       19,285                                   19,368
12/03                       20,112                                   20,163
12/04                       20,940                                   21,038


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                         ONE    FIVE      TEN
                        YEAR    YEAR     YEAR
--------------------------------------------------------------------------------
GE S&S Income Fund      4.12%    7.60%   7.67%

LB Aggregate            4.34%    7.71%   7.72%


                               INVESTMENT PROFILE
  A fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital by investing at least 80% of its net assets in debt securities under normal market conditions.
  The Fund invests primarily in a variety of investment-grade debt securities, such as U.S. Government securities, mortgage-backed securities, corporate bonds and money market instruments.

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/04
                  INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP

                                                ONE    FIVE     TEN
                                               YEAR    YEAR    YEAR

   Fund's rank in peer group: ...............  184      56       22

   Number of Funds in peer group: ...........  461     267      132

   Peer group average annual total return: .. 3.84%    6.85%    6.89%

   Lipper categories in peer group: ......... INTERMEDIATE INVESTMENT
                                              GRADE DEBT

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


                     QUALITY RATINGS AS OF DECEMBER 31, 2004
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

MOODY'S/S&P/           PERCENTAGE OF
FITCH RATING+           MARKET VALUE
--------------------------------------------------------------------------------
Aaa / AAA                     79.87%
--------------------------------------------------------------------------------
Aa / AA                        3.30%
--------------------------------------------------------------------------------
A / A                          5.81%
--------------------------------------------------------------------------------
Baa / BBB                     10.54%
--------------------------------------------------------------------------------
Ba / BB and lower              0.47%
--------------------------------------------------------------------------------
NR / Other                     0.01%
--------------------------------------------------------------------------------

+ MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE
  NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE ON PAGE 24 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

GE S&S INCOME FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004

                               GE S&S INCOME FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $3,405,898 AS OF DECEMBER 31, 2004.

[Pie chart omitted--plot points are as follows:]

Asset-Backed                                  46.8%
Corporate Notes                               17.9%
Short-Term & Others                           16.0%
U.S.Treasuries                                12.9%
Federal Agencies                               6.4%


                             PRINCIPAL
                                AMOUNT      VALUE

BONDS AND NOTES -- 110.9%+
--------------------------------------------------------------------------------

U.S. TREASURIES -- 16.9%

U.S. Treasury Bonds
5.38%      02/15/31 .......... $43,800 $    47,352(j)
7.13%      02/15/23 ..........  21,760      27,776(h)
7.25%      05/15/16 ..........   6,945       8,695(h)
8.13%      08/15/19 - 08/15/21  58,225      79,881(h)
U.S. Treasury Inflation
   Indexed Bonds
2.00%      01/15/14 ..........  14,426      14,934(n)
2.38%      01/15/25 ..........   6,248       6,674(n)
3.88%      04/15/29 ..........   4,412       6,048(n)
4.69%      04/15/10 ..........  17,516      17,343(d,n)
U.S. Treasury Notes
2.88%      11/30/06 ..........  33,565      33,463(j)
3.13%      05/15/07 ..........  71,320      71,285(j)
3.38%      09/15/09 ..........  33,210      32,906(j)
3.50%      12/15/09 ..........  10,000       9,952
4.00%      02/15/14 ..........     630         621(j)

                             PRINCIPAL
                                AMOUNT      VALUE

4.25%      11/15/13 - 11/15/14 $53,040 $    53,172(h,j)
5.00%      08/15/11 ..........  27,050      28,797

TOTAL U.S. TREASURIES
   (COST $431,096) ...........             438,899

FEDERAL AGENCIES -- 8.3%

Federal Home Loan Bank
2.38%      02/15/06 ..........  49,860      49,471(h)
2.63%      10/16/06 ..........  25,000      24,743(j)
3.75%      08/18/09 ..........  11,000      10,978(j)
Federal Home Loan Mortgage Corp.
3.00%      09/29/06 ..........  25,600      25,418(h)
3.63%      09/15/08 ..........  33,170      33,133(j)
4.50%      01/15/14 ..........  17,580      17,566(h)
4.63%      07/18/07 ..........  14,975      15,125(h)
4.75%      12/08/10 ..........  18,805      18,917(h)
6.75%      03/15/31 ..........  11,905      14,464(h)
Federal National Mortgage Assoc.
6.00%      01/18/12 ..........   7,230       7,240(h)

TOTAL FEDERAL AGENCIES
   (COST $215,158) ...........             217,055

AGENCY MORTGAGE BACKED -- 31.4%

Federal Home Loan Mortgage Corp.
5.00%      04/01/13 ..........   5,312       5,404
6.00%      04/01/17 - 05/01/34  12,295      12,725
6.50%      01/01/27 - 11/01/34  11,784      12,345
7.00%      10/01/16 - 08/01/34   4,010       4,249
7.50%      11/01/09 - 09/01/33   4,330       4,571
8.00%      08/01/30 - 11/01/30      35          37
8.50%      04/01/30 - 05/01/30      76          82
9.00%      05/01/16 - 11/01/16     498         553
Federal National Mortgage Assoc.
4.50%      07/01/33 ..........   4,243       4,110
5.50%      01/01/14 - 08/01/33  14,551      15,007
6.00%      02/01/14 - 11/01/34  41,614      43,062
6.50%      01/01/14 - 01/01/35  66,973      70,285
7.00%      08/01/13 - 10/01/34  24,093      25,515
7.50%      12/01/09 - 03/01/34  12,181      13,019
8.00%      12/01/11 - 11/01/33   6,499       6,974


---------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004

                             PRINCIPAL
                                AMOUNT      VALUE

8.50%      04/01/30 - 05/01/31 $   590 $       641
9.00%      02/01/09 - 12/01/22   6,490       7,060
5.00%      TBA ............... 417,615     417,458(c)
5.50%      TBA ...............  51,290      52,059(c)
6.00%      TBA ...............  75,550      78,100(c)
Government National
   Mortgage Assoc.
3.38%      05/20/21 - 04/20/24      67          67(i)
3.75%      08/20/23 - 09/20/24      48          48(i)
4.50%      08/15/33 - 09/15/34   8,218       8,030
4.63%      11/20/21 - 10/20/25      32          32(i)
6.00%      04/15/33 - 04/15/34   6,475       6,712
6.50%      04/15/19 - 08/15/34  12,473      13,147
7.00%      03/15/12 - 06/15/34   6,673       7,082
7.50%      11/15/22 - 10/15/33   2,467       2,653
8.00%      10/15/29 - 06/15/30      48          52
8.50%      10/15/17 ..........   1,576       1,724
9.00%      11/15/16 - 12/15/21   3,693       4,116

TOTAL AGENCY MORTGAGE BACKED
   (COST $813,579) ...........             816,919

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.4%

Collateralized Mortgage
   Obligation Trust (Class B)
4.17%      11/01/18 ..........     755         656(d,f)
Federal Home Loan
   Mortgage Corp.
4.25%      10/15/18 ..........  11,303       1,058(g,i)
4.50%      04/15/13 - 03/15/18  20,292       2,327(g)
4.50%      11/15/19 ..........   3,325       3,167
4.75%      12/15/30 ..........  25,337       2,201(g,i)
5.00%      01/15/11 - 12/01/34  82,877      11,798(g)
5.00%      02/15/34 - 11/15/34  18,175      17,422
5.50%      04/15/17 - 06/15/33  14,947       2,841(g)
5.68%      05/25/43 ..........   7,734         761(g,i)
5.85%      10/15/33 ..........   3,215       2,491(i)
6.25%      01/15/23 ..........     175         175
7.22%      12/15/33 ..........   1,970       1,655(i)
7.50%      01/15/16 ..........   1,273       1,350
7.50%      07/15/27 ..........     159          24(g)
8.00%      04/15/20 ..........     521         525

                             PRINCIPAL
                                AMOUNT      VALUE

10.45%     06/15/33 .......... $10,055 $    10,199(i)
16.18%     09/25/43 ..........  46,416         457(d,g,i)
Federal Home Loan Mortgage
   Corp. STRIPS
8.00%      02/01/23 - 07/01/24     460          90(g)
Federal Home Loan
   Mortgage STRIPS
5.00%      08/01/27 ..........     110          95(d,f)
Federal National Mortgage Assoc.
1.17%      12/25/42 ..........   9,340         296(g,i)
2.22%      06/25/43 ..........  44,315       2,340(g,i)
4.00%      08/25/17 - 02/25/28  33,889      33,470
4.50%      12/25/19 ..........   2,375       2,243
4.58%      10/25/29 ..........   8,885         797(g,i)
4.68%      12/25/30 ..........  12,205       1,053(g,i)
4.75%      11/25/14 ..........   2,430         221(g)
5.00%      02/25/11 - 02/25/32  12,397       1,091(g)
5.08%      05/25/18 ..........   3,524         371(g,i)
5.18%      09/25/42 ..........  63,788       5,802(g,i)
5.23%      04/25/17 - 10/25/17  20,143       1,998(g,i)
5.28%      08/25/16 ..........   6,920         595(g,i)
5.50%      01/25/27 ..........   5,895         731(g)
5.68%      06/25/42 ..........  10,090         996(g,i)
6.00%      12/25/34 ..........   3,250       3,462
7.50%      07/25/41 ..........   1,004       1,074
8.00%      07/25/14 ..........   4,396       4,612
9.37%      09/25/31 ..........   5,545       5,468(i)
10.42%     05/25/17 - 12/25/17   9,591      10,065(i)
13.40%     03/25/17 ..........     808         896(i)
14.77%     04/25/32 ..........   1,787       1,972(i)
Federal National Mortgage
   Assoc. (Class S)
4.68%      02/25/31 ..........   8,806         806(g,i)
Federal National Mortgage
   Assoc. REMIC
2.00%      06/25/43 ..........  64,897       3,387(g,i)
4.50%      11/15/13 - 11/25/13  14,841         878(g)
5.00%      10/25/22 ..........   3,854         621(g)
11.29%     03/25/31 ..........   8,981       9,497(i)
Federal National Mortgage Assoc.
   REMIC (Class B)
5.71%      12/25/22 ..........     511         413(d,f)


---------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004


                             PRINCIPAL
                                AMOUNT      VALUE

Federal National Mortgage Assoc.
   REMIC (Class J)
1080.91%   03/25/22 .......... $     1 $        10(g)
Federal National Mortgage Assoc.
   REMIC (Class K)
1008.00%   05/25/22 ..........       1          22(g)
Federal National Mortgage
   Assoc. STRIPS
7.50%      11/01/23 - 01/01/24   4,322         844(g)
8.00%      08/01/23 - 07/01/24     978         193(g)
8.50%      03/01/17 - 07/25/22   1,665         303(g)
9.00%      05/25/22 ..........     510         109(g)
Government National
   Mortgage Assoc.
5.00%      02/16/34 ..........   3,345       3,192
14.74%     03/17/31 ..........   1,000       1,129(i)
Vendee Mortgage Trust
9.79%      05/15/33 ..........  27,208         961(d,g,i)
Washington Mutual
2.74%      10/25/07 ..........   4,000       4,000

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $187,748) ...........             165,210

ASSET BACKED -- 12.7%

Accredited Mortgage Loan Trust
   (Class A)
2.72%      07/25/34 ..........   3,135       3,135(i)
American Express Credit Account
   Master Trust (Class A)
1.69%      01/15/09 ..........   2,300       2,250
2.44%      02/15/08 ..........   7,000       7,002(i,m)
2.52%      12/15/08 ..........   4,250       4,257(i)
2.54%      04/15/08 ..........   5,600       5,606(i,m)
AmeriCredit Automobile
   Receivables Trust
2.57%      12/12/07 ..........   3,008       3,010(i,m)
Bank One Issuance Trust
3.59%      05/17/10 ..........   1,080       1,081
3.76%      08/15/08 ..........   4,500       4,517


                             PRINCIPAL
                                AMOUNT      VALUE


Bear Stearns Asset Backed
   Securities Inc. (Class A)
2.79%      01/25/34 ..........$  2,318 $     2,319(i)
BMW Vehicle Owner Trust (Class B)
2.93%      03/25/09 ..........   2,500       2,480
Capital Auto Receivables Asset
   Trust (Class A)
2.49%      04/17/06 ..........     852         853(i)
Capital Auto Receivables Asset
   Trust (Class B)
3.92%      11/16/09 ..........   3,700       3,698
Capital One Auto Finance
   Trust (Class A)
2.50%      03/15/11 ..........   4,000       4,000(i)
Capital One Master Trust
   (Class C)
6.70%      06/15/11 ..........   2,344       2,533(b)
Capital One Prime Auto
   Receivables Trust (Class A)
2.48%      09/17/07 ..........   4,200       4,202(i)
CDC Mortgage Capital
   Trust (Class A)
2.75%      08/25/33 ..........     456         457(i,m)
2.91%      03/25/33 ..........     607         609(i,m)
Centex Home Equity
2.67%      06/25/34 ..........   1,654       1,652(i)
Centex Home Equity Co. LLC
2.59%      01/25/25 ..........   1,872       1,872(i)
Chase Credit Card Master
   Trust (Class A)
2.51%      07/15/10 ..........   7,000       7,018(i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
2.55%      01/25/25 ..........   2,659       2,660(i,m)
5.75%      05/25/32 ..........     429         423
Citibank Credit Card Issuance Trust
2.53%      09/17/07 - 12/17/07  13,500      13,502(i)
2.55%      01/20/09 ..........   4,701       4,619
2.58%      03/20/09 ..........  12,000      12,016(i,m)
2.74%      03/07/08 ..........   7,661       7,674(i)
4.45%      04/07/10 ..........   3,078       3,113
6.65%      05/15/08 ..........   1,000       1,041


---------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004


                             PRINCIPAL
                                AMOUNT      VALUE

Citifinancial Mortgage Securities Inc.
2.62%      04/25/34 .......... $ 3,201 $     3,193(i)
CNH Equipment Trust
2.47%      10/15/08 ..........   3,000       3,001(i)
2.48%      07/15/08 ..........   3,000       3,000(b,i)
CNH Equipment Trust (Class A)
2.57%      12/15/10 ..........   2,000       2,000(b,i)
Countrywide Asset-Backed
   Certificates
2.52%      11/25/23 ..........   1,901       1,902(i)
2.66%      07/25/31 ..........   1,058       1,059(i,m)
2.68%      05/25/32 ..........     175         176(i)
2.72%      06/25/33 ..........   1,570       1,570(i,m)
2.85%      05/25/33 ..........     246         247(i,m)
Countrywide Asset-Backed
   Certificates (Class A)
2.69%      10/25/33 ..........   2,000       2,003(d,i)
2.70%      08/25/32 ..........     610         610(i)
2.75%      04/25/32 ..........     458         458(i)
2.79%      08/25/34 ..........   1,620       1,619(i)
2.82%      03/25/33 ..........   2,657       2,661(i,m)
Daimler Chrysler Auto
   Trust (Class B)
2.85%      08/08/10 ..........     957         937
Discover Card Master
   Trust I (Class A)
2.55%      09/15/08 ..........   2,000       2,004(i)
2.58%      09/18/07 - 11/15/07  22,385      22,397(i)
Federal National Mortgage Assoc.
3.95%      12/26/31 ..........   4,000       4,019
First Franklin Mtg Loan Asset
   Backed Certificates
2.70%      01/25/35 ..........   3,000       3,000(i)
2.72%      01/25/35 ..........   3,000       3,000(i)
First Franklin Mtg Loan Asset Backed
   Certificates (Class A)
2.71%      06/25/34 ..........   1,131       1,131(i)
First Horizon Asset Back
   Trust (Class A)
2.64%      02/25/34 ..........   8,305       8,303(i,m)
First USA Credit Card Master
   Trust (Class A)
2.55%      11/19/08 ..........  12,700      12,722(i)


                             PRINCIPAL
                                AMOUNT      VALUE

Fleet Credit Card Master
   Trust II (Class A)
2.54%      04/15/10 ..........  $8,000 $     8,022(i)
5.60%      12/15/08 ..........     750         774
Fleet Home Equity Loan
   Trust (Class A)
2.66%      01/20/33 ..........   4,769       4,767(i)
Ford Credit Auto Owner
   Trust (Class B)
4.79%      11/15/06 ..........   2,000       2,016
Ford Credit Floorplan Master
   Owner Trust (Class A)
2.44%      07/15/09 ..........  25,000      25,019(i,m)
GMAC Mortgage Corp. Loan
   Trust (Class A)
2.52%      06/25/34 ..........   5,500       5,490(i)
GSAA Trust
2.82%      05/25/34 ..........   2,546       2,550(i)
Hertz Vehicle Financing LLC
2.51%      05/25/08 ..........  11,000      11,004(b,i,m)
Household Automotive
   Trust (Class A)
2.60%      06/18/07 ..........   1,615       1,616(i,m)
2.71%      07/17/09 ..........   8,500       8,526(i)
Long Beach Mortgage Loan Trust
2.69%      11/25/34 ..........   9,749       9,750(i,m)
2.74%      05/25/32 ..........      96          96(i,m)
2.88%      11/26/32 ..........   2,353       2,360(i)
MBNA Credit Card Master Note
   Trust (Class C)
4.05%      01/15/08 ..........   1,904       1,915
Merrill Lynch Home Equity Loan
2.60%      09/25/27 ..........     345         345(i)
Mid-State Trust
7.54%      07/01/35 ..........   1,286       1,393
National City Credit Card Master
   Trust (Class A)
2.55%      08/15/07 ..........   5,000       5,005(i,m)
Option One Mortgage Loan
   Trust (Class A)
2.84%      02/25/33 ..........   1,977       1,982(i,m)
Peco Energy Transition Trust
6.52%      12/31/10 ..........   2,219       2,475


---------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004


                             PRINCIPAL
                                AMOUNT      VALUE

Residential Asset Mortgage
   Products Inc.
2.66%      03/25/34 .......... $ 2,685 $     2,686(i)
2.69%      12/25/33 ..........  10,000      10,000(i,m)
Residential Asset Mortgage
   Products Inc. (Class A)
2.70%      06/25/32 ..........     914         915(i)
Residential Asset Securities Corp.
2.67%      07/25/32 ..........   3,351       3,345(i)
Residential Asset Securities
   Corp. (Class A)
2.71%      06/25/33 ..........   8,141       8,153(i,m)
4.16%      07/25/30 ..........   2,093       2,102(i)
Residential Funding Mortgage
   Securities II (Class A)
2.63%      02/25/34 ..........   1,046       1,043(i,m)
Saxon Asset Securities Trust
2.71%      08/25/35 ..........   2,187       2,187(i,m)
Saxon Asset Securities Trust
   (Class A)
2.82%      12/25/32 ..........   1,884       1,887(i)
Sears Credit Account Master
   Trust (Class A)
2.53%      08/18/09 ..........   4,000       4,003(i)
2.78%      11/17/09 ..........   3,000       3,002(i,m)
SLM Student Loan Trust (Class A)
2.54%      06/15/18 ..........   1,978       1,979(i)
Wachovia Asset Securitization Inc.
   (Class A)
2.64%      06/25/34 ..........   4,434       4,434(i,m)
Wells Fargo Home Equity Trust
3.97%      09/25/24 ..........   1,332       1,326(i)

TOTAL ASSET BACKED
   (COST $330,980) ...........             330,778

CORPORATE NOTES -- 23.5%

Abbey National PLC.
7.95%      10/26/29 ..........   3,205       4,123
AIG SunAmerica Global
   Financing IX
5.10%      01/17/07 ..........   3,200       3,300(b)
Alberta Energy Co. Ltd.
7.38%      11/01/31 ..........   1,005       1,210

                             PRINCIPAL
                                AMOUNT      VALUE

Allstate Financial Global Funding
5.25%      02/01/07 ..........  $4,385 $     4,527(b)
Amerada Hess Corp.
7.30%      08/15/31 ..........   2,570       2,867
America Movil S.A. de C.V.
5.75%      01/15/15 ..........   2,565       2,562(b)
American Electric Power Co. Inc.
   (Series D)
5.25%      06/01/15 ..........   2,155       2,160
American Greetings
6.10%      08/01/28 ..........   1,080       1,153
American Standard Inc.
7.38%      04/15/05 ..........   3,160       3,198
7.63%      02/15/10 ..........   2,175       2,487
Appalachian Power Co. (Series C)
2.89%      06/29/07 ..........   2,255       2,257(i)
Appalachian Power Co. (Series E)
4.80%      06/15/05 ..........   2,675       2,698
Appalachian Power Co. (Series G)
3.60%      05/15/08 ..........   1,630       1,611
Assurant Inc.
6.75%      02/15/34 ..........   2,135       2,315
AT&T Wireless Services Inc.
7.35%      03/01/06 ..........   2,215       2,318
8.75%      03/01/31 ..........   3,600       4,853
AutoZone Inc.
4.75%      11/15/10 ..........   2,140       2,088
Banco Santander Chile
5.38%      12/09/14 ..........   3,465       3,523(b)
Bank of America Corp.
2.45%      02/17/09 ..........     695         696(i)
3.88%      01/15/08 ..........     331         333
7.40%      01/15/11 ..........   1,045       1,212
BB&T Corp.
4.75%      10/01/12 ..........   1,365       1,370
6.38%      06/30/05 ..........   2,745       2,793(i)
BBVA Bancomer Capital Trust I
10.50%     02/16/11 ..........   3,735       4,015(b)
BellSouth Corp.
6.00%      11/15/34 ..........   3,175       3,217
Belo Corp.
8.00%      11/01/08 ..........   2,175       2,450


---------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004


                             PRINCIPAL
                                AMOUNT      VALUE

Brandywine Operating
   Partnership Lp
4.50%      11/01/09 ..........  $8,225 $     8,169
British Telecommunications PLC.
8.38%      12/15/10 ..........   1,940       2,324
Burlington Northern Santa Fe Corp.
8.13%      04/15/20 ..........   3,380       4,399
Campbell Soup Co.
5.50%      03/15/07 ..........   2,725       2,837
Carolina Power & Light Co.
6.13%      09/15/33 ..........   2,275       2,423
Cendant Corp.
6.25%      01/15/08 ..........   4,090       4,362
Charter One Bank Fsb
6.38%      05/15/12 ..........   1,905       2,096
Citigroup Inc.
5.85%      12/11/34 ..........   4,685       4,819
City National Corp.
5.13%      02/15/13 ..........   2,325       2,348
CNF Inc.
6.70%      05/01/34 ..........   2,535       2,714
Comcast Cable Communications
6.38%      01/30/06 ..........   3,145       3,248
ConAgra Foods Inc.
6.00%      09/15/06 ..........   3,250       3,385
Consolidated Edison Co.
   of New York
5.63%      07/01/12 ..........   4,075       4,351
Consolidated Natural Gas Co.
5.38%      11/01/06 ..........   4,315       4,443
Consumers Energy Co. (Series L)
5.00%      02/15/12 ..........   2,820       2,870(b)
Countrywide Home Loans Inc.
5.63%      05/15/07 ..........   2,035       2,123
COX Communications Inc.
5.45%      12/15/14 ..........   3,235       3,235(b)
CSX Corp.
5.50%      08/01/13 ..........      95          99
CSX Transportation Inc.
9.75%      06/15/20 ..........   1,365       1,905
DaimlerChrysler NA Holding Corp.
2.96%      05/24/06 ..........   2,200       2,211(i)
7.25%      01/18/06 ..........   2,545       2,648


                             PRINCIPAL
                                AMOUNT      VALUE

Delhaize America Inc.
7.38%      04/15/06 ..........  $5,065 $      5,318
Deutsche Telekom International
   Finance BV
5.25%      07/22/13 ..........   3,205       3,294
Dominion Resources Inc. (Series B)
4.13%      02/15/08 ..........   3,330       3,346
Dominion Resources Inc. (Series G)
3.66%      11/15/06 ..........   5,325       5,334
Duke Capital LLC
4.30%      05/18/06 ..........   2,180       2,206
4.33%      11/16/06 ..........   3,645       3,691
6.25%      02/15/13 ..........   2,270       2,454
Duke Energy Corp.
4.50%      04/01/10 ..........   1,785       1,806
Enterprise Products Operating LP
4.00%      10/15/07 ..........   4,265       4,255(b)
EOP Operating LP (REIT)
7.75%      11/15/07 ..........   2,605       2,875
European Investment Bank
4.63%      03/01/07 ..........     140         144
FirstEnergy Corp. (Series B)
6.45%      11/15/11 ..........   3,215       3,493
Ford Motor Credit Co.
5.63%      10/01/08 ..........   2,165       2,208(j)
5.80%      01/12/09 ..........   2,980       3,038
7.38%      02/01/11 ..........   3,615       3,894
FPL Group Capital Inc. (Series A)
4.09%      02/16/07 ..........   2,970       3,002
General Mills Inc.
3.88%      11/30/07 ..........   2,035       2,040
5.13%      02/15/07 ..........   2,550       2,630
General Motors Acceptance Corp.
3.19%      05/18/06 ..........   8,180       8,132(i)
6.13%      09/15/06 ..........   3,095       3,173
6.75%      01/15/06 ..........   3,540       3,632
6.88%      09/15/11 ..........   1,065       1,088
7.25%      03/02/11 ..........     540         564
General Motors Corp.
7.20%      01/15/11 ..........   2,140       2,193
8.38%      07/15/33 ..........   2,135       2,196(j)
Georgia Power Co.
4.88%      07/15/07 ..........   3,565       3,668


----------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004


                             PRINCIPAL
                                AMOUNT      VALUE

Glencore Funding LLC
6.00%      04/15/14 ..........  $1,050 $     1,016(b)
Goldman Sachs Group Inc.
5.25%      10/15/13 ..........   4,275       4,375
6.60%      01/15/12 ..........   2,210       2,465
Goodrich Corp.
7.10%      11/15/27 ..........   2,380       2,609
Grupo Televisa S.A.
8.00%      09/13/11 ..........   2,120       2,459
GTECH Holdings Corp.
4.50%      12/01/09 ..........   2,175       2,175(b)
HBOS Capital Funding LP
6.07%      06/30/49 ..........   3,730       3,998(b,i)
HBOS PLC.
3.13%      01/12/07 ..........   4,385       4,353(b)
HCA Inc.
5.50%      12/01/09 ..........   1,500       1,500
Hertz Corp.
3.40%      08/05/08 ..........   1,335       1,342(i)
6.35%      06/15/10 ..........   2,205       2,271
Household Finance Corp.
3.38%      02/21/06 ..........   1,670       1,673
6.38%      11/27/12 ..........   2,140       2,361
6.50%      01/24/06 - 11/15/08   4,195       4,505
HSBC Bank USA NA
3.88%      09/15/09 ..........   4,280       4,241
HSBC Capital Funding LP
4.61%      12/29/49 ..........   5,370       5,184(b,i)
HSBC Capital Funding LP (Series 1)
9.55%      12/31/49 ..........   3,380       4,211(b,i)
HSBC Finance Corp.
6.75%      05/15/11 ..........   5,395       6,055
Hudson United Bank
7.00%      05/15/12 ..........   4,375       4,900
Huntington National Bank
2.75%      10/16/06 ..........   2,785       2,752
Hydro Quebec
8.25%      04/15/26 ..........   2,475       3,414
International Lease Finance Corp.
3.37%      07/15/05 ..........   4,100       4,128(i,m)
iStar Financial Inc.
6.00%      12/15/10 ..........   3,400       3,588
iStar Financial Inc. (REIT)
3.72%      03/12/07 ..........   3,250       3,302(i)

                             PRINCIPAL
                                AMOUNT      VALUE

Jersey Central Power & Light
5.63%      05/01/16 ..........  $1,705 $     1,779
John Hancock Funds
6.50%      03/01/11 ..........   2,660       2,946(b)
Kellogg Co. (Series B)
6.60%      04/01/11 ..........   3,470       3,883
Kerr-McGee Corp.
5.88%      09/15/06 ..........   2,260       2,345
6.95%      07/01/24 ..........   2,225       2,457
Keycorp
4.63%      05/16/05 ..........   4,990       5,024
KFW International Finance
4.75%      01/24/07 ..........   1,620       1,666
Kinder Morgan Energy
   Partners LP
5.13%      11/15/14 ..........   2,540       2,537
Kinder Morgan Inc.
6.50%      09/01/12 ..........   2,795       3,059
Kraft Foods Inc.
4.13%      11/12/09 ..........   5,105       5,075
Lockheed Martin Corp.
8.50%      12/01/29 ..........   4,595       6,276
Marsh & McLennan Cos. Inc.
2.19%      07/13/07 ..........   3,000       2,931(i,m)
5.38%      07/15/14 ..........   4,270       4,163
Masco Corp.
6.75%      03/15/06 ..........   3,040       3,164
Merck & Co. Inc.
5.25%      07/01/06 ..........   2,155       2,214
Metropolitan Life Global Funding I
4.75%      06/20/07 ..........   2,160       2,216(b)
Midamerican Energy Holdings Co.
3.50%      05/15/08 ..........   3,160       3,093
Monumental Global Funding III
   (Series A)
5.20%      01/30/07 ..........   3,165       3,264(b)
Morgan Stanley
4.00%      01/15/10 ..........   3,180       3,144
4.25%      05/15/10 ..........     670         669
Motorola Inc.
4.61%      11/16/07 ..........   3,340       3,406
National Rural Utilities
   Cooperative Finance Corp.
6.00%      05/15/06 ..........   1,635       1,694


---------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004


                             PRINCIPAL
                                AMOUNT      VALUE

Nationwide Mutual Insurance Co.
7.88%      04/01/33 ..........  $1,075$      1,281(b)
NB Capital Trust IV
8.25%      04/15/27 ..........   4,160       4,633
News America Inc.
6.20%      12/15/34 ..........   2,580       2,615(b)
Noble Energy Inc.
8.00%      04/01/27 ..........   2,970       3,735
Nordic Investment Bank
2.75%      01/11/06 ..........   1,000         999
Norfolk Southern Corp.
6.00%      04/30/08 ..........     475         509
7.05%      05/01/37 ..........   3,925       4,608
Norfolk Southern Railway Co.
9.75%      06/15/20 ..........   1,885       2,660
Northeast Utilities (Series B)
3.30%      06/01/08 ..........   2,105       2,057
Northrop Grumman Corp.
4.08%      11/16/06 ..........   5,245       5,298
Ocean Energy Inc.
4.38%      10/01/07 ..........   1,410       1,423
Ohio Power Co. (Series E)
6.60%      02/15/33 ..........   1,120       1,256
Pacific Gas & Electric Co.
2.72%      04/03/06 ..........     947         948(i)
Pemex Finance Ltd.
9.03%      02/15/11 ..........   5,490       6,311
9.69%      08/15/09 ..........   6,284       7,058
Pemex Project Funding
   Master Trust
7.38%      12/15/14 ..........   2,020       2,238
8.63%      02/01/22 ..........   2,120       2,459
Pepco Holdings Inc.
5.50%      08/15/07 ..........   3,385       3,512
Petrobras International
   Finance Co.
9.75%      07/06/11 ..........   1,500       1,811
Petro-Canada
5.35%      07/15/33 ..........   1,795       1,672
Petroleos Mexicanos
9.50%      09/15/27 ..........   4,830       6,038
Pioneer Natural Resources Co.
6.50%      01/15/08 ..........   3,805       4,074

                             PRINCIPAL
                                AMOUNT      VALUE

Potomac Edison Co.
5.35%      11/15/14 ..........  $1,520 $     1,532(b)
Principal Life Global Funding I
5.25%      01/15/13 ..........   2,790       2,851(b)
Procter & Gamble - ESOP (Series A)
9.36%      01/01/21 ..........   4,260       5,672
Prudential Financial Inc.
4.10%      11/15/06 ..........   5,325       5,383(k)
PSI Energy Inc.
6.65%      06/15/06 ..........   2,235       2,328
Public Service Co. of New Mexico
4.40%      09/15/08 ..........   3,315       3,329
Puget Energy Inc.
3.36%      06/01/08 ..........   2,120       2,082
Quest Diagnostics
6.75%      07/12/06 ..........   2,205       2,306
Rabobank Capital Funding Trust
5.25%      12/29/49 ..........   2,130       2,118(b,i)
Raytheon Co.
4.85%      01/15/11 ..........   2,130       2,182
6.40%      12/15/18 ..........   2,225       2,453
RBS Capital Trust I
5.51%      09/29/49 ..........   3,175       3,248(i)
Reckson Operating Partnership LP
5.88%      08/15/14 ..........   2,280       2,365
Royal Bank of Scotland
   Group PLC.
7.65%      08/31/49 ..........   1,915       2,331(i)
Royal Bank of Scotland
   Group PLC. ADR
9.12%      03/31/49 ..........   2,600       3,167
Safeco Corp.
4.20%      02/01/08 ..........   1,115       1,127
SBC Communications Inc.
5.10%      09/15/14 ..........   2,755       2,781
Shurgard Storage Centers Inc.
   (REIT)
5.88%      03/15/13 ..........   1,445       1,493
Simon Property Group LP (REIT)
4.88%      08/15/10 ..........   3,870       3,945(b)
SLM Corp.
4.00%      01/15/09 ..........   2,135       2,135
Southern California Edison Co.
8.00%      02/15/07 ..........   2,295       2,499


---------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004


                             PRINCIPAL
                                AMOUNT      VALUE

Southwest Airlines Co.
5.25%      10/01/14 ..........  $1,070 $     1,075
Sprint Capital Corp.
4.78%      08/17/06 ..........   5,180       5,279(k)
6.13%      11/15/08 ..........   2,715       2,912
6.90%      05/01/19 ..........   1,950       2,177
7.63%      01/30/11 ..........   2,175       2,526
8.38%      03/15/12 ..........   3,155       3,846
8.75%      03/15/32 ..........   2,690       3,579
State of Illinois
4.95%      06/01/23 ..........   3,145       3,063
Telecom Italia Capital S.A. (Series B)
5.25%      11/15/13 ..........   3,205       3,241
Telefonos de Mexico S.A. de C.V.
4.50%      11/19/08 ..........   2,170       2,187
8.25%      01/26/06 ..........   4,320       4,537
TELUS Corp.
7.50%      06/01/07 ..........   4,015       4,363
The Walt Disney Co.
6.75%      03/30/06 ..........   2,165       2,257
Time Warner Inc.
7.75%      06/15/05 ..........   2,660       2,710
9.13%      01/15/13 ..........   3,205       4,091
TuranAlem Finance BV
7.88%      06/02/10 ..........   3,280       3,280(b)
TXU Electric Delivery Co.
6.38%      05/01/12 ..........   2,280       2,504
Tyco International Group S.A.
5.80%      08/01/06 ..........   3,535       3,662
6.75%      02/15/11 ..........   3,665       4,115
Tyson Foods Inc.
7.25%      10/01/06 ..........   8,615       9,146
UBS Preferred Funding Trust I
8.62%      10/29/49 ..........   2,115       2,557(i)
Union Pacific Corp.
6.65%      01/15/11 ..........   2,200       2,455
Union Planters Bank NA
5.13%      06/15/07 ..........     375         388
8.13%      06/01/06 ..........   1,920       2,021
US Bank National Assoc.
2.85%      11/15/06 ..........   3,750       3,714
Valero Energy Corp.
6.88%      04/15/12 ..........     925       1,049
Valero Energy Corp.
7.50%      04/15/32 ..........     600         722

                             PRINCIPAL
                                AMOUNT      VALUE

Verizon
6.50%      09/15/11 ..........  $2,140      $2,350
Verizon Global Funding Corp.
7.75%      12/01/30 - 06/15/32   6,790       8,439
Verizon Pennsylvania Inc.
   (Series A)
5.65%      11/15/11 ..........   4,445       4,677
Viacom Inc.
5.50%      05/15/33 ..........   1,425       1,390
Wachovia Corp.
5.25%      08/01/14 ..........   3,960       4,056
Washington Mutual Bank FA
5.13%      01/15/15 ..........   2,120       2,104
Washington Mutual Inc.
5.63%      01/15/07 ..........     360         375
WellPoint Inc.
4.25%      12/15/09 ..........   2,415       2,418(b)
Wells Fargo & Co.
5.25%      12/01/07 ..........     805         841
Westar Energy Inc.
9.75%      05/01/07 ..........   5,040       5,641
Weyerhaeuser Co.
6.00%      08/01/06 ..........   4,780       4,978
6.13%      03/15/07 ..........   1,521       1,604
6.75%      03/15/12 ..........   1,275       1,438
Wisconsin Electric Power
3.50%      12/01/07 ..........   2,565       2,555
Wisconsin Energy Corp.
5.88%      04/01/06 ..........   1,545       1,594
Yara International ASA
5.25%      12/15/14 ..........   2,150       2,164(b)

TOTAL CORPORATE NOTES
   (COST $601,507) ...........             612,503

NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS -- 10.8%

Banc of America
2.52%      06/15/18 ..........   6,698       6,698(b,i,m)
Bear Stearns Commercial
   Mortgage Securities
2.66%      01/14/16 ..........   1,300       1,300(b,i)
3.88%      08/13/39 ..........   6,696       6,642
4.17%      01/12/41 ..........   5,520       5,565


---------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004


                             PRINCIPAL
                                AMOUNT      VALUE

4.68%      08/13/39 ..........$  7,202 $     7,195
6.02%      02/14/31 ..........   3,657       3,920
Bear Stearns Commercial
   Mortgage Securities (Class B)
6.20%      02/14/31 ..........     475         518
CalSTRS Trust
4.13%      11/20/12 ..........   5,926       5,976(b)
Citicorp Mortgage Securities Inc.
6.13%      08/25/32 ..........   1,029       1,027(i)
Citicorp Mortgage Securities Inc.
   (Class B)
6.13%      08/25/32 ..........   2,597       2,591(i)
Crusade Global Trust (Class A)
2.70%      09/18/34 ..........   3,379       3,386(i,m)
CS First Boston Mortgage
   Securities Corp.
1.58%      03/15/35 ..........  82,194       4,757(b,i)
7.22%      01/15/37 ..........  21,841         539(b,d,i)
DLJ Commercial Mortgage Corp.
6.24%      11/12/31 ..........   7,703       8,278
First Union-Lehman Brothers-
   Bank of America
6.56%      11/18/35 ..........   3,857       4,142
GMAC Commercial Mortgage
   Securities Inc.
4.21%      12/10/41 ..........   6,099       6,112(i)
6.24%      12/10/41 .......... 203,439       3,560(b,d,i)
6.42%      05/15/35 ..........   5,591       6,011
GMAC Commercial Mortgage
   Securities Inc. (Class A)
4.55%      12/10/41 ..........   6,149       6,165(i)
4.92%      12/10/41 ..........   6,148       6,169(i)
GMAC Commercial Mortgage
   Securities Inc. (Class X)
4.03%      12/10/41 ..........  92,952       3,172(d,i)
Granite Mortgages PLC.
2.26%      01/20/43 ..........   2,283       2,284(i)
Homeside Mortgage Securities
   Trust (Class A)
2.27%      01/20/27 ..........   1,856       1,859(i)
Impac CMB Trust
2.70%      08/25/32 ..........     828         829(i)
2.78%      10/25/34 ..........  24,512      24,512(i,m)


                             PRINCIPAL
                                AMOUNT      VALUE

Impac CMB Trust (Class A)
2.80%      12/25/33 ..........$  5,074 $     5,073(i)
2.85%      11/25/32 ..........   2,496       2,501(i,m)
Interstar Millennium Trust
   (Class A)
2.68%      03/14/36 ..........   2,018       2,018(i,m)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
1.22%      01/12/39 ..........  51,060       2,562(b,i)
6.47%      11/15/35 ..........   5,391       5,994
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   (Class A)
4.92%      10/15/37 ..........   4,200       4,255(i)
LB-UBS Commercial
   Mortgage Trust
3.68%      07/15/37 .......... 124,176       2,484(b,d,i)
3.96%      03/15/34 ..........  14,947         329(b,d,i)
4.06%      09/15/27 ..........   6,696       6,695(i)
4.20%      12/15/29 ..........   3,113       3,120
4.51%      12/15/29 ..........   3,039       3,044
4.53%      01/15/36 ..........  24,083       1,845(b,d)
4.86%      12/15/39 ..........   5,167       5,168(i)
6.17%      04/15/37 ..........  48,639         988(b,d,i)
6.23%      03/15/26 ..........   3,000       3,252
6.24%      01/15/36 ..........  29,696         807(b,d,i)
6.85%      12/15/39 ..........  54,030         979(b,d,i)
7.74%      09/15/37 ..........  47,450         771(b,d,i)
8.33%      03/15/36 ..........  88,866       2,416(b,d,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%      12/15/30 ..........   1,777       1,946
6.65%      11/15/27 ..........   8,377       9,380
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%      07/14/16 ..........     750         839(b)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
2.66%      10/15/17 ..........   7,000       7,015(b,i)
2.71%      10/15/17 ..........   4,000       4,008(b,i)
Master Alternative Loans Trust
5.00%      08/25/18 ..........   3,671         422(g)
6.50%      08/25/34 - 01/25/35  10,703      11,202


----------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004


                             PRINCIPAL
                                AMOUNT      VALUE

Morgan Stanley Capital I
5.11%      06/15/40 ..........$  2,000 $     2,044  (i)
7.11%      04/15/33 ..........   1,020       1,139
Morgan Stanley Capital I
   (Class A)
4.66%      09/13/45 ..........   3,718       3,698
4.97%      04/14/40 ..........   5,172       5,231
Morgan Stanley Capital I
   (Class D)
6.92%      07/15/30 ..........   2,000       2,234(i)
Morgan Stanley Dean Witter
   Capital I
5.73%      04/15/34 ..........  16,134         348(b,d,i)
6.52%      10/15/35 ..........  25,622         502(b,d,i)
Morgan Stanley Dean Witter
   Capital I (Class A)
5.72%      12/18/32 ..........      99         105
5.98%      02/15/31 ..........     924         940
6.39%      10/15/35 ..........   5,000       5,549
6.54%      02/15/31 ..........   1,387       1,495
National RMBS Trust
2.62%      03/20/34 ..........   3,666       3,666(i,m)
Nomura Asset Securities Corp.
   (Class A)
6.59%      03/15/30 ..........   8,377       9,054
Puma Finance Ltd. (Class A)
2.71%      03/25/34 ..........   3,767       3,769(i)
Sequoia Mortgage Trust
2.67%      06/20/34 ..........   1,793       1,789(i)
Sequoia Mortgage Trust (Class A)
2.69%      07/20/34 ..........   4,558       4,551(i,m)
Structured Asset Securities Corp.
   (Class X)
2.02%      02/25/28 ..........  12,533         658(i)
Thornburg Mortgage Securities
   Trust (Class A)
2.76%      04/25/43 ..........   2,163       2,166(i,m)
Wachovia Bank Commercial
   Mortgage Trust
2.58%      03/15/14 ..........   2,500       2,504(b,i)
2.92%      03/15/15 ..........   5,180       5,201(b,i,m)
3.30%      03/15/15 ..........   3,500       3,525(b,i,m)

                             PRINCIPAL
                                AMOUNT      VALUE

Wachovia Bank Commercial
   Mortgage Trust (Class C)
2.72%      03/15/14 .......... $   750 $       752 (b,i)
Washington Mutual
2.61%      07/25/44 ..........   7,741       7,750(i,m)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $282,623) ...........             280,990

SOVEREIGN BONDS -- 0.9%

Government of Bahamas
6.63%      05/15/33 ..........   2,575       2,930(b)
Government of Finland
4.75%      03/06/07 ..........   1,910       1,971
Government of Russia
5.00%      03/31/30 ..........   2,580       2,657(b,k)
Mexico Government
   International Bond
6.75%      09/27/34 ..........   3,145       3,095
Ontario Electricity
   Financial Corp.
7.45%      03/31/13 ..........     465         565
Province of British Columbia
4.63%      10/03/06 ..........   2,410       2,469
Province of Manitoba Canada
4.25%      11/20/06 ..........   3,570       3,635
Province of New Brunswick
3.50%      10/23/07 ..........   2,780       2,783
Province of Ontario
3.50%      09/17/07 ..........   3,780       3,781
5.13%      07/17/12 ..........     500         527

TOTAL SOVEREIGN BONDS
   (COST $23,877) ............              24,413

TOTAL BONDS AND NOTES
   (COST $2,886,568) .........           2,886,767


----------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2004


                                NUMBER
                             OF SHARES      VALUE

PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------

Zurich Regcaps Funding Trust I
   (COST $4,409) .............   4,270 $     4,338(b,i)


                             NUMBER OF
                             CONTRACTS       VALUE
--------------------------------------------------------------------------------

PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------

PUT OPTIONS
U.S. Treasury Notes 5 Yr. Futures
   (COST $838) ...............   1,068         217

TOTAL INVESTMENTS IN SECURITIES
   (COST $2,891,815) .........           2,891,322


                              NUMBER OF
                               SHARES       VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $514,576) ......  514,576,037     514,576(l,m)

TOTAL INVESTMENTS
   (COST $3,406,391) ....                3,405,898

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET (30.9)% ..                 (804,299)
                                        ==========


NET ASSETS-- 100.0%                     $2,601,599
                                        ==========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Income Fund had the following written option contracts open at December 31, 2004:


                          EXPIRATION DATE/   UMBER OF
CALL OPTIONS                STRIKE PRICE    CONTRACTS    VALUE
--------------------------------------------------------------------------------
U S Treasury Notes
  5 Yr. Futures (Written
  Option Premium $431)       Jan 05/109.50    1,068      (451)

                            EXPIRATION DATE/ NUMBER OF
PUT OPTIONS                  STRIKE PRICE    CONTRACTS   VALUE
--------------------------------------------------------------------------------
U S Treasury Notes
  5 Yr. Futures (Written
  Option Premium $397)       Jan 05/108.00    1,068       (50)
                                                         ----
                                                         (501)
                                                         ====

The Income Fund had the following long futures contracts open at December 31, 2004:


                               NUMBER    CURRENT
               EXPIRATION        OF      NOTIONAL     UNREALIZED
DESCRIPTION       DATE        CONTRACTS   VALUE      APPRECIATION
--------------------------------------------------------------------------------
Euro Dollar
  Futures     December 2005      330      $79,563       $(117)
Euro Dollar
  Futures     December 2007      330       78,944         (50)
U.S.Treasury
  Notes 5 Yr.
  Futures      March  2005     1,196      130,999         682

The Income Fund had the following short futures contracts open at December 31, 2004:


                               NUMBER    CURRENT
               EXPIRATION        OF      NOTIONAL     UNREALIZED
DESCRIPTION       DATE        CONTRACTS   VALUE      APPRECIATION
--------------------------------------------------------------------------------
Euro Dollar
  Futures    December  2006      660    $(158,458)       $163
U.S.Treasury
  Notes 10 Yr.
  Futures      March  2005       339      (37,947)         62
                                                        -----
                                                        $ 740
                                                        =====

The Income Fund had the following forward foreign currency contracts open at December 31, 2004:


                 CURRENCY     SETTLEMENT    UNREALIZED
CURRENCY BOUGHT    SOLD          DATE      APPRECIATION
--------------------------------------------------------------------------------
1,339,842 JPY   12,874 USD  January 21, 2005    221

---------
See Notes to Schedules of Investments on page 25 and Notes to Financial Statements.
+ Percentages are based on net assets as of December 31, 2004.

Notes to Performance (unaudited)


Information on the preceding performance pages relating to the GE S&S Program Mutual Fund and GE S&S Income Fund (each a "Fund" and collectively the "Funds") one year total return is audited, all other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Index of stocks (S&P 500) and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. LB Aggregate is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal. The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds, which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Notes to Schedules of Investments
(dollars in thousands)--  December 31, 2004


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the GE S&S Program Disclosure Statement for more information about the Funds' investment objectives, policies, risks, and permissible investments.

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $169,021, or 6.50%, of net assets for the GE S&S Income Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2004, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2004.

(j) All or a portion of the security is out on loan.

(k) Step coupon bond. Interest rate shown reflects rate at December 31, 2004.

(l) GE Asset Management Incorporated, ("GEAM"), the Fund's Investment Advisor, is also the Investment Advisor of the GEI Short-Term Investment Fund. No advisory fee is charged by GEAM to the GEI Short-Term Investment Fund nor will the Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the GEI Short-Term Investment Fund.

(m) All or a portion of the security purchased with collateral from securities lending.

(n) Treasury inflated Securities.

ABBREVIATIONS:

ADR      --   American Depository Receipt
REMIC    --   Real Estate Mortgage Investment Conduit
REIT     --   Real Estate Investment Trust
STRIPS   --   Separate Trading of Registered Interest and Principal of
              Securities

Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE YEARS INDICATED

GE S&S PROGRAM MUTUAL FUND                     2004               2003               2002                 2001               2000
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ........ $      42.94        $      35.13       $      44.03        $      49.66       $    54.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..................         0.79                0.52               0.54                0.53             0.64
   Net realized and unrealized
      gains (losses) on investments .......         2.86                7.82              (8.87)              (4.86)          (0.61)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................         3.65                8.34              (8.33)              (4.33)            0.03
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income ..................         0.79                0.53               0.54                0.53             0.64
   Net realized gains .....................         0.44                 --                0.03                0.77             4.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................         1.23                0.53               0.57                1.30             4.92

NET ASSET VALUE, END OF YEAR .............. $      45.36        $      42.94      $       35.13        $      44.03       $    49.66
====================================================================================================================================


TOTAL RETURN(A) ...........................      8.50%             23.77%           (18.91)%             (8.73)%              0.06%


RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) ...................... $4,154,143         $3,939,274         $3,161,490          $3,972,726         $4,504,669
   Ratios to average net assets:
      Net investment income ...............      1.80%              1.38%              1.36%               1.14%              1.15%
      Net expenses ........................      0.13%              0.18%              0.13%               0.16%              0.09%
      Gross expenses ......................      0.13%              0.18%              0.13%               0.16%              0.09%
   Portfolio turnover rate ................        28%                25%                32%                 57%                40%

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.


----------
See Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE YEARS INDICATED

GE S&S INCOME FUND                             2004                2003                 2002                2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ........ $       11.70       $       11.80       $       11.25        $       11.07     $   10.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...........          0.47                0.47                0.55                 0.69          0.74
   Net realized and unrealized
      gains on investments ................          0.01                0.02                0.59                 0.20          0.40
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   INVESTMENT OPERATIONS ..................          0.48                0.49                1.14                 0.89          1.14
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income ..................          0.47                0.49                0.59                 0.71          0.77
   Net realized gains .....................          0.19                0.10                  --                   --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................          0.66                0.59                0.59                 0.71          0.77
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .............. $       11.52       $       11.70       $       11.80         $      11.25     $   11.07
====================================================================================================================================


TOTAL RETURN(A) ...........................      4.12%               4.29%              10.42%                8.26%           11.09%


RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) ...................... $2,601,599          $2,614,617          $2,640,387           $2,444,416       $2,347,251
   Ratios to average net assets:
      Net investment income ...............      4.02%               3.96%               4.83%                6.12%            6.91%
      Net expenses ........................      0.14%               0.15%               0.13%                0.17%            0.12%
      Gross expenses ......................      0.14%               0.15%               0.13%                0.17%            0.12%
   Portfolio turnover rate ................       342%                335%                300%                 231%             229%

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.


---------
See Notes to Financial Statements.

      s

  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2004 (AMOUNTS IN THOUSANDS)

                                                                                   GE S&S
                                                                                   PROGRAM                               GE S&S
                                                                                 MUTUAL FUND                           INCOME FUND
ASSETS
   Investments in securities, at market* (cost $3,555,019 and
       2,891,815, respectively) ...........................................     $4,103,366                            $2,891,322
   Short-term investments (at amortized cost) .............................         73,658                               514,576
   Receivable for investments sold ........................................             --                                11,354
   Income receivables .....................................................          4,322                                22,715
   Receivable for fund shares sold ........................................          1,013                                 2,239
   Variation margin receivable ............................................             --                                    91
   Unrealized gain on forward foreign currency contracts ..................             --                                   221
   Distributions paid in advance ..........................................             --                                   285

------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................      4,182,359                             3,442,803
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned ...............................         20,691                               272,382
   Payable for investments purchased ......................................          6,037                               567,553
   Payable for fund shares redeemed .......................................            168                                   149
   Payable to GEAM ........................................................          1,320                                   619
   Options written, at market (premium received $0
       and $828, respectively) ............................................             --                                   501
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................         28,216                               841,204
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................     $4,154,143                            $2,601,599
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................................      3,641,812                             2,593,821
   Undistributed net investment income ....................................            434                                 3,670
   Accumulated net realized gain (loss) ...................................        (36,450)                                3,313
   Net unrealized appreciation/(depreciation) on:
       Investments ........................................................        548,347                                  (493)
       Futures ............................................................             --                                   740
       Written options ....................................................             --                                   327
       Foreign currency related transactions ..............................             --                                   221
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................     $4,154,143                            $2,601,599
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($25.00 and $10.00 value respectively) .................         91,579                               225,858
Net asset value per share .................................................         $45.36                                $11.52


* Includes $20,255 and $265,121 of securities on loan in the GE S&S Program Mutual Fund and GE S&S Income Fund, respectively.


---------
See Notes to Financial Statements.

  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2004 (AMOUNTS IN THOUSANDS)

                                                                                  GE S&S
                                                                                  PROGRAM                               GE S&S
                                                                                MUTUAL FUND                           INCOME FUND

INVESTMENT INCOME

   INCOME:
      Dividend ............................................................     $ 75,479                          $          --
      Interest* ...........................................................          587                                106,589
      Less: Foreign taxes withheld ........................................         (245)                                    --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ...........................................................       75,821                                106,589
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ....................................        3,399                                  1,871
      Shareholder servicing agent expenses ................................          378                                    360
      Transfer agent fees .................................................          952                                    903
      Custody and accounting expenses .....................................          160                                    294
      Professional fees ...................................................          115                                     75
      Registration, printing, filing and miscellaneous expenses ...........          150                                    125
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES ......................................................        5,154                                  3,628
      Less: Fee reimbursement from transfer agent (See Note 2) ............         (118)                                  (113)
------------------------------------------------------------------------------------------------------------------------------------
      NET EXPENSES ........................................................        5,036                                  3,515
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ..................................................       70,785                                103,074
====================================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments .........................................................      158,300                                 35,452
      Futures .............................................................          --                                   1,845
      Written options .....................................................          --                                   2,691
      Swaps ...............................................................          --                                     700
      Foreign currency related transactions ...............................        --                                       399

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments .........................................................       98,863                                (39,094)
      Futures .............................................................          --                                    (124)
      Written options .....................................................         --                                      327
      Foreign currency related transactions ...............................          --                                     221
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments ........................      257,163                                  2,417
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................     $327,948                               $105,491
====================================================================================================================================


* Income attributable to securities lending activity, net of rebate, for GE S&S Program Mutual Fund and GE S&S Income Fund was $73 and $1,314 respectively.


--------
See Notes to Financial Statements.

  STATEMENTS OF CHANGES
  IN NET ASSETS FOR THE YEARS ENDED
  DECEMBER 31, 2004 AND 2003 (AMOUNTS IN THOUSANDS)

                                                                         GE S&S
                                                                         PROGRAM                                   GE S&S
                                                                        MUTUAL FUND                              INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                    2004          2003                       2004           2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ................................... $   70,785    $   47,387                 $  103,074     $   105,042
      Net realized gain (loss) on investments, futures,
         written options, foreign currency related
         transactions and swaps ...............................    158,300       (32,428)                    41,087         54,788
      Net increase (decrease) in unrealized
         appreciation/(depreciation) on investments,
         futures, written options, foreign currency
         related translations .................................     98,863       738,386                    (38,670)       (50,042)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase from operations ............................    327,948       753,345                    105,491        109,788
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ...................................    (70,448)      (48,130)                  (103,821)      (109,430)
      Net realized gains ......................................    (39,126)           --                    (42,061)       (22,046)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................................   (109,574)      (48,130)                  (145,882)      (131,476)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
      and distributions .......................................    218,374       705,215                    (40,391)       (21,688)
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ............................    209,251       226,863                    145,939        161,262
      Value of distributions reinvested .......................    100,741        44,098                    139,059        128,850
      Cost of shares redeemed .................................   (313,497)     (198,392)                  (257,625)      (294,194)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions ............     (3,505)       72,569                     27,373         (4,082)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....................    214,869       777,784                    (13,018)       (25,770)

NET ASSETS
   Beginning of year ..........................................  3,939,274     3,161,490                  2,614,617      2,640,387
------------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR ................................................ $4,154,143    $3,939,274                 $2,601,599     $2,614,617
====================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF YEAR .............. $      434    $      418                 $    3,670     $    3,318


------------------------------------------------------------------------------------------------------------------------------------
  CHANGES IN FUND SHARES
------------------------------------------------------------------------------------------------------------------------------------
Shares sold by subscription ...................................      4,809         6,030                     12,476         13,638
Shares issued for distributions reinvested ....................      2,222         1,041                     11,970         10,903
Shares redeemed ...............................................     (7,201)       (5,310)                   (21,984)       (24,889)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN FUND SHARES ........................       (170)        1,761                      2,462           (348)
====================================================================================================================================


----------
See Notes to Financial Statements.

Notes to Financial Statements

                                                               December 31, 2004

1.   ORGANIZATION OF THE FUNDS
The GE S&S Program Mutual Fund and GE S&S Income Fund (formerly named GE S&S Long Term Interest Fund) are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program (the "Program"). The Program, through a trust, owns 63% of the GE S&S Program Mutual Fund and 69% of the GE S&S Income Fund. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (GEAM) is the Funds' investment adviser and a wholly-owned subsidiary of General Electric Company.

2. SUMMARY OF SIGNIFICANT
   ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to more accurately reflect the "fair value" of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING
Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the

Notes to Financial Statements

                                                               December 31, 2004

counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at year end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the year. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS
The GE S&S Income Fund may invest in futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS
The GE S&S Income Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter

Notes to Financial Statements

                                                               December 31, 2004

into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS
As part of its investment strategy, the GE S&S Income Fund may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND
FORWARD COMMITMENTS
Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The GE S&S Income Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and

Notes to Financial Statements

                                                               December 31, 2004

to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INCOME TAXES
(DOLLARS IN THOUSANDS)
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2004, information on the tax components of capital is as follows:

                                                                                              NET TAX UNREALIZED
                                 COST OF               GROSS TAX             GROSS TAX           APPRECIATION/
                                INVESTMENTS           UNREALIZED            UNREALIZED          (DEPRECIATION)
                             FOR TAX PURPOSES        APPRECIATION          DEPRECIATION         ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund                  $3,665,127             $654,245             $(142,348)             $511,897
GE S&S Income Fund               3,407,164               33,523               (34,789)               (1,266)


                           NET TAX APPRECIATION/                                                     POST
                             (DEPRECIATION) ON                                                      OCTOBER
                           DERIVATIVES, CURRENCY    UNDISTRIBUTED          UNDISTRIBUTED            LOSSES
                            AND OTHER NET ASSETS    ORDINARY INCOME       LONG-TERM GAINS      (SEE DETAIL BELOW)
------------------------------------------------------------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund                    $  --               $     434               $  --              $      --
GE S&S Income Fund                  839                  10,168                 710                 (2,673)

Notes to Financial Statements

                                                               December 31, 2004

As of December 31, 2004, each Fund has no capital loss carryover. During the year ended December 31, 2004, GE S&S Program Mutual Fund utilized approximately $121,989 of capital loss carryover.

The Funds elected to defer losses incurred after October 31, 2004 as follows:

FUND                          CAPITAL       CURRENCY
--------------------------------------------------------------------------------
GE S&S Income Fund         $    2,673         $ --

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:

                       ORDINARY    LONG-TERM
FUND                    INCOME  CAPITAL GAINS  TOTAL
--------------------------------------------------------------------------------

GE S&S Program
   Mutual Fund        $  70,769    $38,805    $109,574
GE S&S Income Fund      118,856     27,026     145,882

DISTRIBUTIONS TO SHAREHOLDERS
GE S&S Income Fund declares investment income dividends daily and pays them monthly. The GE S&S Program Mutual Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps and treatment of realized gains and losses on foreign currency contracts. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES
Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.

TRANSFER AGENT CONVERSION EXPENSES
On September 18, 2004, the Funds changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. As of December 31, 2004, PFPC paid $230,859 (total dollars not in thousands) of those conversion expenses related to the Funds.

3.   LINE OF CREDIT
Effective December 15, 2004, and expiring December 14, 2005, the Funds share a revolving credit facility of up to $25 million with a number of their affiliates. The credit facility is with their custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by

Notes to Financial Statements

                                                               December 31, 2004

the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Funds during the year ended December 31, 2004.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION EXPENSES
During 2004, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as advisory and administration expenses and shareholder servicing agent expense in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

Effective January 1, 2002, General Electric Capital International Services, ("GECIS") began performing certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2004, $48,579 was charged to the GE S&S Program Mutual Fund and $33,582 to the GE S&S Income Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

5.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2004, were as follows:

                         PURCHASES          SALES
--------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund          $1,086,040       $1,137,438
GE S&S Income Fund       9,980,810        9,823,299

OPTIONS
During the year ended December 31, 2004, the following option contracts were written:

                                 S&S INCOME FUND
                        --------------------------------------------------------
                              NUMBER
                           OF CONTRACTS      PREMIUM
--------------------------------------------------------------------------------

Balance as of
December 31, 2003                 --      $      --
Written                       13,056          3,888
Closed and Expired          (10,920)        (3,060)
--------------------------------------------------------------------------------
Balance as of
December 31, 2004              2,136        $   828
--------------------------------------------------------------------------------

SWAP CONTRACTS
There were no open swap transactions held by the Funds as of December 31, 2004.

SECURITY LENDING
At December 31, 2004, the following Fund participated in securities lending:

                      LOANED SECURITIES
                      AT MARKET VALUE
                         (INCLUDING          CASH
                      ACCRUED INTEREST)    COLLATERAL
--------------------------------------------------------------------------------

GE S&S Program
   Mutual Fund          $   20,255        $   20,691
GE S&S Income Fund         267,686           272,382

Report of Independent Registered
Public Accounting Firm


KPMG

THE BOARD OF TRUSTEES AND SHAREHOLDERS
GE S&S FUNDS:

We have audited the accompanying statements of assets and liabilities of GE S&S Program Mutual Fund and GE S&S Income Fund, including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GE S&S Program Mutual Fund and GE S&S Income Fund as of December 31, 2004, and the results of their operations, the changes in their net assets and their financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP


Boston, Massachusetts
February 23, 2005

Tax Information, unaudited

During the calendar year ended December 31, 2004, the following funds paid to shareholders of record on December 28, 2004 the following long-term capital gain dividends reported on Forms 1099-DIV for 2004:

          FUND                                         PER SHARE AMOUNT
         --------------------------------------------------------------
         GE S&S Program Mutual Fund                      $0.43900
         GE S&S Income Fund                              $0.12236

For the calendar year ended December 31, 2004 certain dividends paid by the fund may be subject to a maximum income tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid from net investment income during the fiscal year ended December 31, 2004, the following represent the percentage that may be considered qualified dividend income:

          FUND                                QUALIFIED DIVIDEND INCOME
          --------------------------------------------------------------
          GE S&S Program Mutual Fund                    100.00%

Additional Information, unaudited

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
JOHN H. MYERS
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   59

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 18 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, Chief Executive Officer and Director of GEAM since 1997, Director of GEAM since 1988, and Executive Vice President of GEAM - Fixed Income and Alternative Investments from 1988-1996; President, Chief Executive Officer and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM), Director of GEIC from 1987-2000, Executive Vice President - Fixed Income and Alternative Investments of GEIC from 1986-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Hilton Hotels Corporation since 2000; Laffer Investments since 2000; The Pebble Beach Company since 1999; GE Capital Services, Inc. since 1997; Building with Books since 2000; The Pension Managers Advisory Committee of the New York Stock Exchange since 1997; The Warburg Pincus Advisory Board since 1995; He is also a Trustee of Wagner College and Trustee of Elfun Funds and General Electric Pension Trust since 1986.

--------------------------------------------------------------------------------
DAVID B. CARLSON
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   47

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, Domestic Equities of GEAM since September 2003, Senior Vice President, Domestic Equities of GEAM from 1989 to 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 2003.

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   55

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 17 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 49

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and Chief
Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds and General Electric Pension Trust since 1988; Chairman of the Board of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.) since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   58

POSITION(S) HELD WITH FUND   Trustee and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 17 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 49

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive
Vice President of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds and General Electric Pension Trust since 1987.

Additional Information, unaudited


--------------------------------------------------------------------------------
RALPH R. LAYMAN
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   49

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - International Equity Investments of GEAM since 1993; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of Elfun Funds and General
Electric Pension Trust since 1993

--------------------------------------------------------------------------------
ROBERT A. MACDOUGALL
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   56

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Fixed Income and Director of GEAM since 1997; Executive Vice President - Fixed Income and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM); Senior Vice President - Taxable Fixed Income of GEAM and GEIC from 1990-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of Elfun Funds and General
Electric Pension Trust since 1997

--------------------------------------------------------------------------------
DONALD W. TOREY
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   48

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Director of GEAM since 1993; Executive Vice President - Alternative Investments of GEAM since 1997; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President - Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager - Mergers and Acquisitions Finance for GE from 1989-1993; Vice President
- Private Placements of GEIC from 1988-1989.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of Elfun Funds and General
Electric Pension Trust since 1993

--------------------------------------------------------------------------------
JOHN J. WALKER
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905
AGE   51

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Financial Officer of GEAM since 1999; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital - Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of Elfun Funds and General
Electric Pension Trust since 1999

Additional Information, unaudited


--------------------------------------------------------------------------------
JUDITH A. STUDER
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   52

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President - International Equities of GEAM since 1995; Senior Vice President - Domestic Equities of GEAM from 1991-1995; Vice President of Domestic Equities from 1987-1991.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of Elfun Funds and General
Electric Pension Trust since 2004


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

GE S&S Mutual Funds' Investment Team


INVESTMENT ADVISER

GE Asset Management Incorporated

PROGRAM TRUSTEES AND OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER, GE ASSET MANAGEMENT INCORPORATED

David B. Carlson, TRUSTEE, EXECUTIVE VICE PRESIDENT, DOMESTIC EQUITIES

Michael J. Cosgrove, TRUSTEE, EXECUTIVE VICE PRESIDENT, CHIEF COMMERCIAL OFFICER

Ralph R. Layman, TRUSTEE, EXECUTIVE VICE PRESIDENT, INTERNATIONAL EQUITIES

Alan M. Lewis, TRUSTEE, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Robert A. MacDougall, TRUSTEE, EXECUTIVE VICE PRESIDENT, FIXED INCOME

Donald W. Torey, TRUSTEE, EXECUTIVE VICE PRESIDENT, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, TRUSTEE, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Judith A. Studer, TRUSTEE, SENIOR VICE PRESIDENT, INTERNATIONAL EQUITIES

Kathryn Karlic, EXECUTIVE VICE PRESIDENT, FIXED INCOME




PORTFOLIO MANAGERS

GE S&S PROGRAM MUTUAL FUND
Team led by David B. Carlson

GE S&S INCOME FUND
Team led by Robert A. MacDougall*


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

* As of January 29, 2005, Paul M. Colonna assumed responsibility as lead portfolio manager for the Fund.

CUSTODIAN

State Street Bank & Trust Company



SHAREHOLDER SERVICING AGENT
  Address all inquiries INSIDE the Program to:
   GE S&SP Transaction Processing Center
   P.O. Box 44079
   Jacksonville, FL 32231-4079

Address all inquiries OUTSIDE the Program to:
   GE Funds c/o PFPC, Inc.
   P.O. Box 9838
   Providence, RI 02940

Shareholder Services


DAILY VALUE, YIELDS/PERFORMANCE:   1-800-843-3359



INSIDETHE SAVINGS & SECURITY PROGRAM

     Shares or units held INSIDE the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained at the web site listed below) or GE Savings and Security Program Annual Statement. You may obtain additional information and process account transactions on investments held INSIDE the Program by calling:


GE S&SP TRANSACTION PROCESSING CENTER: 1-800-432-4313

    OR VISIT BENEFITS.GE.COM


OUTSIDE THE SAVINGS & SECURITY PROGRAM

     If shares of Program Mutual and Income Funds have been distributed to you from the Program, information on these investments may be obtained by calling:


GE ASSET MANAGEMENT-- SHAREHOLDER SERVICES:  1-800-242-0134
    OR VISIT WWW.GEFUNDS.COM

                      [This Page Intentionally Left Blank]

ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $16,465 in 2003 and $19,213 in 2004.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the S&S Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2003 or 2004 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $154,897 in 2003 and $334,355 in 2004.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 9. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 10. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 11.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC S&S PROGRAM MUTUAL FUND

By:   /S/John H. Myers
      John H. Myers
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date:  March 08, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/John H. Myers
      John H. Myers
      Chairman, S&S FUNDS

Date:  March 08, 2005

By:   /S/ROBERT HERLIHY
      Robert Herlihy
      TREASURER,  S&S Program Mutual Fund

Date:  March 08, 2005

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.